UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 16, 2022

Chicago Atlantic Real Estate Finance, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-41123	86-3125132
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

420 N. Wabash Avenue, Suite 500, Chicago, Illinois 60611

(Address of principal executive offices) (zip code)

Registrant’s telephone number, including area code (312) 809-7002

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	REFI	The Nasdaq Global Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 16, 2022, Lindsay Menze tendered her resignation as Chief Financial Officer and Secretary of Chicago Atlantic Real Estate Finance, Inc. (the “Company”), effective as of the close of business on September 30, 2022. Ms. Menze’s resignation is for personal reasons and is not a result of any disagreement with the Company or on any matter relating to the Company’s operations, policies or practices. Ms. Menze will remain in each of her positions until her resignation becomes effective.

In connection with Ms. Menze’s resignation, on September 20, 2022, the Company’s Board of Directors appointed Phillip Silverman, the Company’s Controller, as Interim Chief Financial Officer and Secretary of the Company, effective as of the close of business on September 30, 2022. In this role, Mr. Silverman will serve as the Company’s principal financial officer and principal accounting officer, as such terms are used in the Securities and Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder. The Company has commenced a search for a principal financial and/or accounting officer.

Mr. Silverman, 32, has served as Controller of the Company and as Chief Financial Officer at Chicago Atlantic Group, LLC since June 2021. Mr. Silverman has over ten years of accounting and finance experience with expertise in financial reporting, operations, and internal controls within the asset management industry. Prior to joining Chicago Atlantic Group, Mr. Silverman spent more than eight years with BDO USA LLP, where he most recently served as a Senior Manager in the Financial Services and Private Equity group, responsible for end to end execution of audits of private equity and venture capital funds, small business investment companies and business development companies and other asset managers.

Mr. Silverman holds a B.S. in Finance from Indiana University’s Kelley School of Business and is a Certified Public Accountant.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

CHICAGO ATLANTIC REAL ESTATE FINANCE, INC.

Date: September 21, 2022	By:	/s/ Anthony Cappell
		Name:	Anthony Cappell
		Title:	Chief Executive Officer

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